UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2008

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Second Floor, 96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-294-0607
(Registrant’s Telephone Number, including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Tyco Electronics Ltd. (“Tyco Electronics”) is furnishing under Item 7.01 of this Current Report on Form 8-K a presentation that will be made by Tyco Electronics’ Chief Executive Officer at the Credit Suisse 2008 Annual Technology Conference in Scottsdale, Arizona on December 3, 2008.  A copy of the presentation is being furnished pursuant to Regulation FD as Exhibit 99.1 and is incorporated herein by reference.  Tyco Electronics also is furnishing under Item 7.01 of this Current Report on Form 8-K the company’s press release dated December 2, 2008 regarding the chief executive officer’s presentation at which the company’s outlook for the first fiscal quarter ended December 26, 2008 will be updated.

Item 9.01 Financial Statements and Exhibits

                (d)           Exhibits

Exhibit No.	Description

99.1	Presentation at the Credit Suisse 2008 Annual Technology Conference

99.2	Press Release dated December 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)

	By:	/s/ Robert A. Scott
Robert A. Scott Executive Vice President and General Counsel
Date: December 2, 2008